EXHIBIT 10.1
                                 EXECUTION COPY

                         CONTRIBUTION AND SALE AGREEMENT

     THIS CONTRIBUTION AND SALE AGREEMENT ("Agreement") is made and entered into as of the 29 day of May, 2003 among GEORGE KRUPP, an individual, having an address at c/o The Berkshire Group, One Beacon Street, Boston, Massachusetts 02108 (the "GK Transferor"), DOUGLAS KRUPP, an individual, having an address at c/o The Berkshire Group, One Beacon Street, Boston, Massachusetts 02108 (the "DK Transferor" and together with the GK Transferor, the "LP Transferors"), KRUPP GP, INC., a Massachusetts corporation having an address at c/o The Berkshire Group, One Beacon Street, Boston, Massachusetts 02108 (the "GP Transferor" and together with the LP Transferors, the "Transferors"), BERKSHIRE INCOME REALTY-OP, L.P., a Delaware limited partnership having an address at c/o The Berkshire Group, One Beacon Street, Boston, Massachusetts 02108 (the "Partnership") and BIR-OP MCNAB SUB, L.L.C., a Delaware limited liability company having an address at c/o The Berkshire Group, One Beacon Street, Boston, Massachusetts 02108 (the "Partnership Sub" and together with the Partnership, the "Transferees"). Capitalized terms used herein but not otherwise defined shall have the meanings given to them in Section 1.1.

                              W I T N E S S E T H:

     WHEREAS, (i) the GK Transferor owns a 49.5% limited partnership interest in McNab - K C 3 Limited Partnership, a Massachusetts limited partnership ("McNab"), (ii) the DK Transferor owns a 49.5% limited partnership interest in McNab (the interest of the GK Transferor together with the interest of the DK Transferor in McNab, the "LP Interests") and (iii) the GP Transferor owns a 1% general partnership interest in McNab (the "GP Interest" and together with the LP Interests, the "Partnership Interests").

     WHEREAS, McNab owns certain real property known as Windward Lakes Apartments and located at 4001 S.W. 15th Street, Pompano, Florida 33069 as more particularly described in Exhibit A annexed hereto and hereby made a part hereof (such real property, together with the associated personal property, the "Property");

     WHEREAS, (i) the LP Transferors desire to contribute the LP Interests to the Partnership in exchange for Partnership Units, and (ii) the GP Transferor desires to transfer the GP Interest to the Partnership Sub in exchange for Partnership Units, all on the terms and conditions hereinafter set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

                                    ARTICLE I

                                   Definitions

     1.1 Definitions. Except as otherwise herein expressly provided, and in addition to any other definitions herein contained, the following terms and phrases shall have the meanings set forth below:

     "Additional Loan" shall mean that certain loan as evidenced by (i) that certain Additional Loan Agreement (the "Additional Loan Agreement")dated December 28, 1990 by the Transferors, as borrowers, and Krupp Government Income Trust ("GIT"), as lender, (ii) that certain Additional Loan Note (the "Additional Loan Note") in the original principal amount of $2,471,294.00 dated December 28, 1990 made by the Transferors in favor of GIT, (iii) that certain Pledge and Security Agreement dated December 28, 1990 by and between the DK Transferor, as debtor, and GIT, as secured party, (iv) that certain Pledge and Security Agreement dated December 28, 1990 by and between the GK Transferor, as debtor, and GIT, as secured party, (v) that certain Pledge and Security Agreement dated December 28, 1990 by and between the GP Transferor, as debtor, and GIT, as secured party and (vi) that certain Modification Agreement dated as of May __, 1997 by and among GIT, Love Funding Corporation, McNab, the GP Transferor, the GK Transferor and the DK Transferor (the "Modification Agreement").

     "Affiliate Fee" shall have the meaning set forth in Section 5.2(B).

     "Apportionment Amount" shall have the meaning set forth in Section 5.1.

     "Closing"  and "Closing  Date" shall have the meanings set forth in Article
IV.

     "Closing Documents" shall mean either the "LP Transferors Closing Documents" as defined in Section 6.1, the "GP Transferor Closing Documents" as defined in Section 6.2 or the "Partnership Closing Documents" as defined in
Section 6.3, without distinction between them.

     "Consideration" shall have the meaning set forth in Section 3.1.

     "Contracts" shall mean those service, maintenance and other contracts relating to the use, maintenance and operation of the Property or any portion thereof (including, without limitation, leases or installment sale agreements for certain items of personal property, but excluding Leases), which are listed and described on the schedule of Contracts attached as Exhibit C hereto (the "Schedule of Contracts"), together with any additions thereto, modifications thereof or substitutions therefor hereafter entered into in the ordinary course of business and consistent with past practices of McNab.

     "Cutoff Date" shall mean 11:59 p.m. on the day preceding the Closing Date.

     "Development Fee" shall mean the $912,318 fee owed in connection with the initial development of the Property.

     "DK Transferor" shall have the meaning set forth in the Recitals to this Agreement.

     "Environmental Laws" shall mean the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.), as amended by the Hazardous and Solid Waste Amendments of 1984; the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss. 9601 et seq.), as amended by the Superfund
Amendments and Reauthorization Act of 1986; the Hazardous Materials Transportation Act (49 U.S.C. ss. 1801 et seq.); the Toxic Substance Control Act (15 U.S.C. ss. 2601 et seq.; the Clean Air Act (42 U.S.C. ss. 9402 et seq.); the Clean Water Act (33 U.S.C. ss. 1251 et seq.); the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. ss. 136 et seq.); the Occupational Safety and Health Act (29 U.S.C. ss. 651 et seq.); and all other applicable federal, state and local environmental laws, (including, without limitation, obligations under the common law), ordinances, orders, rules and regulations, as any of the foregoing may have been amended, supplemented or supplanted prior to the Closing Date, relating to regulation or control of hazardous, toxic or dangerous substances, materials or wastes (collectively "Hazardous Materials") or their handling, storage or disposal or to environmental health and safety.

     "Environmental Reports" shall have the meaning set forth in Section 7.6(Q).

     "Final Adjustment Date" shall have the meaning set forth in Section 5.1.

     "GIT Mortgage" shall mean, collectively, that certain Multifamily Mortgage, Assignment of Rents and Security Agreement dated December 28, 1990 granted by McNab in favor of Krupp Governmental Income Trust, which GIT Mortgage encumbers the Property, and that certain Subordinated Promissory Mortgage Note of even date therewith made by McNab in favor of Krupp Government Income Trust..

     "GK Transferor" shall have the meaning set forth in the Recitals to this Agreement.

     "GP Assignment" shall have the meaning set forth in Section 6.2(A).

     "GP Interest" shall have the meaning set forth in the Recitals to this Agreement.

     "GP Transferor" shall have the meaning set forth in the Recitals to this Agreement.

     "GP  Transferor  Closing  Documents"  shall have the  meaning  set forth in
Section 6.2.

     "knowledge" or "known" or grammatical variations thereof, when used in reference to the Transferors, shall mean the actual knowledge (as opposed to constructive, deemed or imputed knowledge), acquired without independent investigation, of David Quade. Whenever reference is herein made to the receipt of notice (written or oral) by the Transferors or McNab, as the case may be, the same shall mean only a notice "known" to the Transferors as such term is defined above.

     "Leases" shall mean those existing leases, tenancies, concessions, licenses and occupancies affecting or relating to the Property which are listed and described on the schedule of Leases attached as Exhibit D hereto (the "Schedule of Leases"), together with any additions thereto, modifications thereof or substitutions therefor hereafter entered into in the ordinary course of business and consistent with past practices of McNab.

     "Liens" shall mean mortgages, deeds of trust, liens, encumbrances, security interests, leases, easements, encroachments, covenants, restrictions, leases and other title and survey defects.

     "Limited Partnership Agreement" shall mean the Agreement of Limited Partnership of the Partnership dated as of July 22, 2002 as the same may be amended or restated from time to time.

     "Losses" shall have the meaning set forth in Section 7.10(A).

     "LP Consideration" shall have the meaning set forth in Section 3.1(A).

     "LP Interests" shall have the meaning set forth in the Recitals hereto.

     "LP  Transferors  Closing  Documents"  shall have the  meaning set forth in
Section 6.1.

     "Management Agreement" shall mean that certain management agreement, and all amendments thereto, dated January 1, 2002, between the Manager and McNab with respect to the Property.

     "Manager" shall mean BRI OP Limited Partnership a Delaware limited partnership.

     "McNab" shall have the meaning set forth in the Recitals hereto.

     "McNab Partnership Agreement" shall mean that certain Agreement of Limited Partnership of McNab dated as of February 20, 1990, as amended by First Amendment dated as of August 3, 1990, Second Amendment dated as of December 11, 1990, Third Amendment dated as of November 23, 1998 and Fourth Amendment dated as of March 24, 2000.

     "Mortgage" shall mean the fee mortgage or deed of trust encumbering the Property, which Mortgage is more particularly described in the Schedule of Mortgage attached as Exhibit E hereto (the "Schedule of Mortgage").

     "Net Contribution Amount" shall mean the dollar amount (which may be a negative amount) determined by subtracting from $19,000,000 the sum of (i) principal amount of the Mortgage as of the Closing Date, (ii) all amounts necessary to satisfy the documents securing and evidencing the Additional Loan and GIT Mortgage in full as of the Closing Date (including the Interest Rebate (as defined in the Modification Agreement) pursuant to Section 2 of the Modification Agreement).

     "Notices" shall mean all notices, demands or requests made pursuant to, under or by virtue of this Agreement.

     "Partnership Closing Documents" shall have the meaning set forth in Section 6.3.

     "Partnership Interest" shall have the meaning set forth in the Recitals to this Agreement.

     "Partnership Sub" shall have the meaning set forth in the Recitals to this Agreement.

     "Partnership  Sub  Closing  Documents"  shall have the meaning set forth in
Section 6.4.

     "Partnership Unit" shall mean a common limited partnership unit in the Partnership.

     "Permitted Exceptions" shall mean (i) all encumbrances on title (not including mortgages, deeds of trusts, mechanics' liens, judgment liens and other monetary liens) which would not have a material adverse effect on the business, operation or current use of the Property; (ii) the Mortgage; and (iii) the GIT Mortgage. Without limiting the foregoing, Permitted Exceptions shall include all Leases.

     "Property" shall have the meaning set forth in the Recitals hereto.

     "Radon Remediation Proposal" shall mean that certain Radon Mitigation Proposal dated May 14, 2003 from Random Mitigation Services to Berkshire Realty Holdings with respect to the Property.

     "Rent Arrearages" shall mean Rents due and payable prior to but unpaid as of the Cutoff Date, but shall not include additional amounts due after the Closing Date by reason of year-end or other adjustments provided for in Leases.

     "Rents" shall mean fixed, additional and other amounts payable to McNab by the tenant under a Lease.

     "Schedule of Rent Arrearages" shall have the meaning set forth in Section 5.10.

     "Schedule of Leases" shall have the meaning set forth in Section 7.6(B).

     "Service Contracts" shall have the meaning set forth in Section 7.6(M).

     "Shortfall Amount" shall have the meaning set forth in Section 6.1(F).

     "Tenants" shall mean tenants, subtenants and/or occupants under the Leases.

     "Transferees" shall have the meaning set forth in the Recitals to this Agreement.

     "Transferors" shall have the meaning set forth in the Recitals to this Agreement.

     1.2 References. All references in this Agreement to particular Sections or Articles shall, unless expressly otherwise provided, or unless the context otherwise requires, be deemed to refer to the specific Sections or Articles in this Agreement, and any references to "Exhibit" shall, unless otherwise specified, refer to one of the Exhibits annexed hereto and, by such reference, made a part hereof. The words "herein," "hereof," "hereunder," "hereinafter," "hereinabove" and other words of similar import refer to this Agreement as a whole and not to any particular section, subsection or article hereof.

     1.3 Gender and Number. Words of any gender shall include the other gender and the neuter. Whenever the singular is used, the same shall include the plural wherever appropriate, and whenever the plural is used, the same shall also include the singular wherever appropriate.

                                   ARTICLE II

                       Contribution and Purchase and Sale

     2.1 Covenant. In consideration of the mutual covenants and agreements hereinafter set forth and subject to and in accordance with the terms, provisions, covenants and conditions more particularly set forth in this Agreement, (i) the LP Transferors agree to contribute all of the LP Interests to the Partnership on the Closing Date, and the Partnership agrees to accept such LP Interests from the LP Transferors, and to assume all obligations of the LP Transferors under the McNab Partnership Agreement accruing from and after the Closing Date and (ii) the GP Transferor agrees to transfer all of the GP Interest to the Partnership Sub, and the Partnership Sub agrees to accept such GP Interest from the GP Transferor, and to assume all of the obligations of the GP Transferor under the McNab Partnership Agreement. accruing from and after the Closing Date

     2.2 "As Is".

          (A) The Partnership agrees to accept the LP Interests without representation or warranty (including any representation or warranty relating to the Property or the condition thereof) from the LP Transferors or any other person or entity, except as may be expressly set forth in this Agreement.

          (B) The Partnership Sub agrees to accept the GP Interest without representation or warranty (including any representation or warranty relating to the Property or the condition thereof) from the GP Transferor or any other person or entity, except as may be expressly set forth in this Agreement.

                                   ARTICLE III

                                  Consideration

     3.1 Consideration.

          (A) The LP Transferors and the Partnership agree that the consideration for the LP Interests to be contributed by the LP Transferors (the "LP Consideration") to the Partnership pursuant to this Agreement shall be that number of Partnership Units determined by computing the product of (i) the LP Transferors' aggregate percentage ownership interest in McNab (i.e., 99%) and (ii) an amount equal to (x) the Net Contribution Amount (as adjusted pursuant to Article V) minus the outstanding principal amount of the Additional Loan Note on the Closing Date divided by (y) $10 (it being agreed that the number of Partnership Units to be issued as so determined shall be rounded to the nearest whole number). The LP Consideration is to be allocated 50% to each of the LP Transferors.

          (B) The GP Transferor and the Partnership Sub agree that the consideration for the GP Interest to be transferred by the GP Transferor (the "GP Consideration" and, together with the LP Consideration, the "Consideration") to the Partnership Sub pursuant to this Agreement shall be that number of Partnership Units determined by computing the product of (i) the GP Transferor's percentage ownership interest in McNab (i.e., 1%) and
     (ii) an amount equal to (x) the Net Contribution Amount (as adjusted pursuant to Article V) minus the outstanding principal amount of the Additional Loan Note on the Closing Date divided by (y) $10 (it being agreed that the number of Partnership Units to be issued as so determined shall be rounded to the nearest whole numbers).

     3.2 Assumption of Obligations.

          (A) Effective as of the Closing Date, the Partnership will assume all of the obligations of the LP Transferors under the McNab Partnership Agreement to the extent accruing after the Closing, and all of the obligations of the LP Transferors with respect to the Additional Loan.

          (B) Effective as of the Closing Date, the Partnership Sub will assume all of the obligations of GP Transferor under the McNab Partnership Agreement, to the extent accruing after the Closing, and all of the obligations of the GP Transferor with respect to the Additional Loan.

                                   ARTICLE IV

                                  Closing Date

     The Closing shall take place either (i) on May 27, 2003 or (ii) on such other date as shall be agreed to by the parties hereto, at such location as the Partnership shall designate. The consummation of the transactions contemplated hereby shall be referred to herein as the "Closing" and the date on which the Closing occurs shall be herein referred to as the "Closing Date."

                                   ARTICLE V

                           Apportionments and Payments

     5.1 Items to Be Apportioned. The following items with respect to the Property shall be apportioned (i) between the LP Transferors and the Partnership at the Closing as of the Cutoff Date and (ii) between the GP Transferor and the Partnership Sub at the Closing as of the Cutoff Date, and each Transferor's share of the net positive or negative amount thereof (the "Apportionment Amount") (i.e., 49.5% in the case of GK Transferor, 49.5% in the case of DK Transferor and 1% in the case of GP Transferor) shall be reflected by increasing or decreasing, as applicable, such Transferors' share of the Net Contribution Amount by such Transferors' share of the Apportionment Amount, subject to further adjustments (to be computed based on the value of the Partnership Units at such time, as agreed to by the Transferors and the Transferees, and paid by the Transferors or the Transferees, as applicable, to the other of them in the form of additional Partnership Units (rounded upward to the nearest whole Partnership Unit)), if required, up to six (6) months thereafter (the "Final Adjustment Date") as hereinafter provided:

          (A) real property taxes and assessments (or installments thereof) on the basis of the fiscal year for which payable;

          (B) water rates and charges;

          (C) sewer taxes and rents;

          (D) interest and other charges payable under the Additional Loan;

          (E) interest and other charges payable under the Mortgage;

          (F) annual permit, license and inspection fees, if any, on the basis of the fiscal year for which levied;

          (G) fuel oil and liquid propane gas, if any, at the cost per gallon or cubic foot most recently charged to McNab with respect to the Property, based on the supplier's measurements thereof, plus sales taxes thereon;

          (H) Rents as and when collected;

          (I) amounts payable by McNab under the Contracts and the Management Agreement including, without limitation, reimbursements due to, or accrued as of, the Cutoff Date for salaries, wages and other employee benefits and charges (including accrued vacation pay, pension contributions and other similar benefits) payable or accrued to on-site employees of the Property; and

          (J) except as may be set forth below, all other items customarily apportioned in connection with the transfer of similar properties similarly located.

     5.2 Credits and Deductions.

          (A) There shall be a credit against the Net Contribution Amount in an amount equal to the amount of any cash held by McNab.

          (B) There shall be deducted from the Net Contribution Amount the following amounts:

                    (1) the Development Fee; and

                    (2) $353,864 on account of fees owed to affiliates of the LP
               Transferors for work and services performed at the Property (the "Affiliate Fee").

     5.3 Re-Proration of Impositions. If the real property taxes, water rates and charges and sewer taxes and rents relating to the Property are not finally fixed before the Cutoff Date, the apportionments thereof made at the Closing shall be based upon the real property taxes, water rates and charges and sewer taxes and rents assessed for the preceding fiscal year or applicable billing period and, after the real property taxes, water rates and charges and sewer taxes and rents are finally fixed, the Transferors and the Transferees shall make a recalculation of the apportionment of the same, and the Transferors or the Transferees, as the case may be, shall promptly make an appropriate settlement with the other based upon such recalculation.

     5.4 Utilities. Water rates and charges, sewer taxes and rents and gas and electricity charges for the Property shall be prorated pursuant to Section 5.1, based upon the per diem charges obtained by using the most recent period for which such readings shall then be available. On the subsequent taking of actual readings, the apportionment of such charges shall be recalculated and the apportionment between the Transferors and the Transferees readjusted and settled based upon such readings.

     5.5 Rent Arrearages. Rents collected or received from a Tenant which, as of the Closing Date, was in arrears in the payment of Rents, shall be applied as follows: (i) in the case of Rents received from a Tenant which, at the Cutoff Date, was not more than two (2) months in arrears in the payment of Rents, the Rents so collected shall be applied first to such arrears and then to any other amounts which may then be due after the Cutoff Date; and (ii) in the case of Rents received from a Tenant which, at the Cutoff Date, was more than two (2) months in arrears in the payment of Rents, the Rents so collected shall first be applied to any amounts due after the Cutoff Date and any balance remaining shall be applied to the arrears. All costs and expenses incurred by McNab in bringing any action or proceeding to collect Rent Arrearages from any Tenant who is delinquent on the Closing Date shall be borne by the Transferees and the Transferors in proportion to the collected amounts (or the share thereof) to which each may be entitled hereunder and the Transferors' portion may be deducted from the Apportionment Amount. The Transferors shall have no right with respect to Rent Arrearages collected after the Final Adjustment Date; provided, however, if McNab shall institute a legal action or litigation to collect any portion of such Rent Arrearages after the Closing Date and prior to the Final Adjustment Date, the Transferors shall retain the right to receive its share of such Rent Arrearages, net of litigation costs and expenses, if collected.

     5.6 Security Deposits. The Schedule of Leases, attached hereto as Exhibit H, includes a schedule setting forth the unapplied portion of any security deposits which have been deposited with McNab or its agents (or with any predecessors in interest to McNab with respect to the Property to the extent said predecessors have turned over security deposits to McNab or given McNab a credit therefor) by any Tenants. At the Closing, the Net Contribution Amount shall be reduced by the amount of the aggregate amount of the security deposits set forth on such schedule which are no longer on deposit with McNab. At the Closing, the Net Contribution Amount shall be increased by the aggregate amount of interest accrued prior to the Closing Date on any security deposits held by McNab except to the extent such interest is required to be paid to any Tenants pursuant to their respective Leases.

     5.7 Reserves and Deposits. At the Closing, the Net Contribution Amount shall be increased by the amount of any reserves, escrow deposits or accruals made with, or held by, the holders of the Mortgage, Additional Loan or any insurance carriers, together with all interest earned thereon, if any, which is payable to the Transferors or McNab, for real property taxes and assessments, insurance premiums or other items.

     5.8 Settlement of Adjustments.

          (A) On or before the Final Adjustment Date, the adjustments made as of the Closing Date shall be further adjusted for any differences between the actual apportionment or adjustment based on calculations as of the Cutoff Date and the amount thereof estimated on the Closing Date and the net amount of any such adjustments shall be paid in the form of Partnership Units, as provided in the introductory paragraph of Section 5.1, to the Transferees or to the Transferors. Any payments which are due on or after the Final Adjustment Date and are attributable to periods on or before the Cutoff Date will be apportioned within ninety (90) days of receipt of such payment and the net amount of any such adjustments shall be paid to the Transferees or to the Transferors in the form of Partnership Units.

          (B) Any errors or omissions in computing apportionments at the Closing and from time to time after Closing shall be corrected promptly after such discovery.

     5.9 Inspection of Books and Records. Prior to Closing and upon request of the Transferees , the Transferors shall from time to time make available for inspection by the Transferees or their respective designees, at the place or places where they are regularly kept and maintained, during reasonable business hours, the records and books of account relating to the Property and, during such inspection, shall permit extracts and copies to be made from said records and books of account, at the Transferees' expense. The Transferors shall have the right from time to time subsequent to the Closing to examine and audit the records and books of account relating to the Property.

     5.10 Schedule of Rent Arrearages. Attached as Exhibit F hereto is a schedule of Rent Arrearages (the "Schedule of Rent Arrearages"), which schedule sets forth each Tenant which is in arrears under a Lease and the items of Rents with respect to which such Tenant is in arrears as of the Cutoff Date, the amount of each item and the period of such arrearage.

     5.11 Survival. Unless otherwise provided in, or reasonably inferable from, this Article V, the provisions of this Article V shall survive until thirty days after, or reasonably inferable from, the Final Adjustment Date except with respect to claims made prior to the end of such thirty-day period.

                                   ARTICLE VI

                                Closing Documents

     6.1 LP Transferors Closing Documents. At the Closing (or subsequent thereto with respect to documents contemplated by subsection (G) below), and simultaneously with the issuance to the LP Transferors of the Partnership Units by the Partnership (plus payment of any sums which the Partnership has agreed herein to pay to the LP Transferors at the Closing, but less any credits to which the Partnership may be entitled hereunder), and simultaneously with the Partnership's delivery of all of the Partnership Closing Documents, the LP Transferors shall deliver, or cause to be delivered, the following documents (herein referred to collectively as the "LP Transferors Closing Documents"):

          (A) An instrument ("LP Assignment") in form reasonably satisfactory to the LP Transferors and the Partnership, assigning the LP Interests to the

     Partnership (but without warranty or representation, it being agreed that all representations and warranties with respect to the LP Interests are set forth in this Agreement).

          (B) An affidavit from each of the LP Transferors, in each case stating its U.S. taxpayer identification number or social security number and that it is not a "foreign person" as defined by Internal Revenue Code section 1445(f)(3).

          (C) An amendment to the limited partnership agreement of McNab, evidencing the withdrawal of each of the LP Transferors, and the admission of the Partnership, as the sole limited partners of McNab.

          (D) An updated set of Schedules C, D, F and H to this Agreement.

          (E)  An  instrument  in  form   reasonably   satisfactory  to  the  LP
     Transferors and the Partnership, assigning to the Partnership all of the LP Transferors' right, title and interest in respect of the Additional Loan.

          (F) In the event the Net Contribution Amount (as adjusted pursuant to Article V) minus the outstanding principal amount of the Additional Loan Note on the Closing Date results in a negative dollar amount (such negative amount, the "Shortfall Amount"), the LP Transferors shall contribute the Shortfall Amount to McNab in cash.

          (G) Such other documents, instruments or agreements which the LP Transferors are required to deliver to the Partnership pursuant to the provisions of this Agreement or which the Partnership may, either at or subsequent to the Closing, reasonably deem necessary in order to consummate the transactions contemplated by this Agreement.

     6.2 GP Transferor Closing Documents. At the Closing (or subsequent thereto with respect to documents contemplated by subsection (D) below), and simultaneously with the transfer to the GP Transferor of the Partnership Units by the Partnership Sub, (plus payment of any sums which the Partnership Sub has agreed herein to pay to the GP Transferor at the Closing, but less any credits to which the Partnership Sub may be entitled hereunder) and simultaneously with the Partnership Sub's delivery of all of the Partnership Sub Closing Documents, the GP Transferor shall deliver, or cause to be delivered, the following documents to the relevant parties (herein referred to collectively as the "GP Transferor Closing Documents"):

          (A) An instrument ("GP Assignment") in form reasonably satisfactory to the GP Transferor and the Partnership Sub, assigning the GP Interest to the Partnership Sub (but without warranty or representation, it being agreed that all representations and warranties with respect to the GP Interest are set forth in this Agreement).

          (B) An amendment to both of the limited partnership certificate and the limited partnership agreement of McNab, evidencing the withdrawal of the GP Transferor, and the admission of the Partnership Sub, as the sole general partner of McNab.

          (C) An instrument in form reasonably satisfactory to the GP Transferor and the Partnership Sub, assigning to the Partnership Sub all of the GP Transferor's right, title and interest in respect of the Additional Loan.

          (D) Such other documents, instruments or agreements which the GP Transferor is required to deliver to the Partnership Sub pursuant to the provisions of this Agreement or which the Partnership or Partnership Sub may, either at or subsequent to the Closing, reasonably deem necessary in order to consummate the transactions contemplated by this Agreement.

     6.3 Partnership Closing Documents. At the Closing (or subsequent thereto with respect to documents contemplated by subsection (C) below), simultaneously with the LP Transferors' delivery of the LP Transferors Closing Documents, the Partnership shall deliver to the LP Transferors (and with respect to the document contemplated by subsection (A) below, to the GP Transferor) the following documents (herein referred to collectively as the "Partnership Closing Documents"):

          (A) An Amendment to the Amended and Restated Agreement of Limited Partnership of the Partnership, executed by the partners thereof (which execution may be, in the case of the existing limited partners of the Partnership, by power of attorney as provided in said Amended and Restated Agreement of Limited Partnership) to be executed by the Transferors and providing for the issuance to the LP Transferors and the GP Transferor of the Partnership Units which the LP Transferors and the GP Transferor are to receive pursuant to the terms of this Agreement.

          (B) An executed counterpart of the instrument referred to in Section 6.1(A) above, evidencing the Partnership's assumption of the obligations of the LP Transferors under the McNab Partnership Agreement.

          (C) An executed counterpart of the instrument referred to in Section 6.1(E), evidencing the Partnership's assumption of the obligations of the LP Transferors in respect of the Additional Loan.

          (D) An instrument in form reasonably satisfactory to the Transferor and the Partnership, evidencing the Partnership's assumption of the personal obligations of the Transferors, or any of them, in respect of the loan secured by the Mortgage.

          (E) A certified copy of (i) resolutions of the general partner of the Partnership, authorizing the entering into of the transactions contemplated by this Agreement by the Partnership and Partnership Sub and (ii) an incumbency certificate evidencing the authority of the persons executing the various Closing documents on behalf of the Partnership and the Partnership Sub, all in form reasonably acceptable to the Transferors.

          (F) Such other documents, instruments or agreements, if any, which the Partnership may be required to deliver to the LP Transferors pursuant to the provisions of this Agreement or which the LP Transferors may, either at or subsequent to the Closing reasonably deem necessary to consummate the transactions contemplated by this Agreement.

     6.4 Partnership Sub Closing Documents. At the Closing (or subsequent thereto with respect to the documents contemplated by subsection (C) below), simultaneously with the GP Transferor's delivery of the GP Transferor Closing Documents, Partnership Sub shall deliver to the GP Transferor the following documents (the "Partnership Sub Transferor Closing Documents"):

          (A)  An  executed   counterpart  of  the  GP  Assignment,   evidencing
     Partnership Sub's assumption of the obligations of the GP Transferor under the McNab Partnership Agreement;

          (B) An executed counterpart of the instruments referred to in Section 6.2(B); and

          (C) An executed counterpart of the instrument referred to in Section 6.2(C), evidencing the Partnership Sub's assumption of the obligations of the GP Transferor in respect of the Additional Loan; and

          (D) Such other documents, instruments or agreements which Partnership Sub is required to deliver to the GP Transferor pursuant to the provisions of this Agreement or which the Transferors may, either at or subsequent to the Closing, reasonably deem necessary in order to consummate the transactions contemplated by this Agreement.

     6.5 Further Assurances. The Transferors and the Transferees agree, at any time and from time to time after the Closing, to execute, acknowledge where appropriate and deliver such further instruments and documents and to take such other action as the other of them may reasonably request in order to carry out the intent and purpose of this Agreement. The provisions of this Section 6.5 shall survive the Closing.

                                  ARTICLE VII

              Representations and Warranties; Conditions to Closing

     7.1 Investment Representations. Each of the Transferors hereby acknowledges that it (i) has been given full and complete access to the Partnership and its management in connection with this Agreement and the transactions contemplated hereby, (ii) has had the opportunity to review all documents relevant to its decision to enter into this Agreement, and (iii) has had the opportunity to ask questions of the

Partnership and its management concerning its investment in the Partnership and the transactions contemplated hereby. The Transferors acknowledge that they understand that the Partnership Units to be acquired hereunder will not be registered under the Securities Act of 1933, as amended, in reliance upon the exemption afforded by Section 4(2) thereof for transactions by an issuer not involving any public offering, and will not be registered or qualified under any applicable state securities laws. The Transferors represent that (i) they are acquiring such Partnership Units for investment only and not with any view toward distribution thereof in violation of any applicable securities laws, and it will not sell or otherwise dispose of such Partnership Units except in compliance with the registration requirements or exemption provisions of any applicable securities laws and in accordance with the terms of the Limited Partnership Agreement, (ii) their economic circumstances are such that they are able to bear all risks of the investment in the Partnership Units for an indefinite period of time, including the risk of a complete loss of its investment in the Partnership Units, (iii) they have knowledge and experience in financial and business matters sufficient to evaluate the risks of investment in the Partnership Units, and (iv) they have consulted with its own counsel and tax advisors, to the extent deemed necessary by it, as to all legal and taxation matters covered by this Agreement and have not relied upon the Partnership for any explanation of the application of the various United States or state securities laws or tax laws with regard to its acquisition of the Partnership Units. The Transferors further acknowledge and represent that they have made their own independent investigation of the Partnership and the business proposed to be conducted by the Partnership. Such investigation does not affect the Transferors' right to rely on the representations and warranties of the Partnership contained in this Agreement and the Limited Partnership Agreement. The representations and warranties contained in this Section shall survive the Closing without limitation of time.

     7.2 Partnership and Partnership Sub Acknowledgments. The Partnership and the Partnership Sub represent, warrant, acknowledge and agree that (a) they have made an independent investigation and examination of the Property (and all matters related thereto), are familiar with the physical condition of the Property, and have reviewed (i) the Leases, (ii) the Mortgage, (iii) the Additional Loan, (iv) the Contracts and (v) the Environmental Reports and (b) except as, and solely to the extent, expressly set forth in this Agreement, neither the Transferors nor any officer, employee, partner, agent or attorney of either of the Transferors has made any oral or written representations, warranties or statements of any nature or kind whatsoever to the Partnership or Partnership Sub, or its officers, employees, partners, agents or attorneys, whether express or implied, with respect to the Property, or McNab, except as, and solely to the extent, expressly set forth in this Agreement. Such examination does not affect the Partnership's right to rely on the representations and warranties contained in this Agreement. The Partnership and Partnership Sub further agree that the Transferors shall not be bound in any manner whatsoever by any guarantees, promises, projections, operating statements, set-ups or other information pertaining to the Property, or McNab made, furnished or claimed to have been made or furnished by the Transferors or McNab or any other person or entity, including, without limitation, any officer, trustee, partner, employee, agent, attorney or other person representing or purporting to represent the

Transferors or McNab or any other person or entity, whether orally or in writing, except as, and solely to the extent, expressly set forth in this Agreement. The representations and warranties contained in this Section shall survive the Closing without limitation of time.

     7.3 Partnership and Partnership Sub Representations and Warranties. In addition to any other representations and warranties of the Partnership herein contained, the Partnership and Partnership Sub further represent and warrant to the Transferors as follows:

          (A) The Partnership is a limited partnership and Partnership Sub is a limited liability company, in each case duly organized under the laws of the State of Delaware with full right, power and authority to fulfill all of its obligations hereunder or as herein contemplated.

          (B) The execution and delivery by the Partnership of this Agreement and the Partnership Closing Documents and the consummation by the Partnership of the transactions contemplated by this Agreement have been duly authorized by all requisite action of the Partnership and no other action or approval is required to enable the Partnership to consummate the transactions contemplated by this Agreement and the Partnership Closing Documents in accordance with the terms hereof and thereof. This Agreement and the Partnership Closing Documents have been duly executed and delivered by the Partnership, or an authorized representative of the Partnership, and constitute a legal, valid and binding obligation of the Partnership, enforceable against the Partnership in accordance with the terms hereof and thereof, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (C) No consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or authority or any other person or entity (in each case, a "consent") is required to be made, obtained or given by the Partnership in connection with the execution, delivery and performance of this Agreement by the Partnership.

          (D) Assuming compliance with the terms of this Agreement and the Limited Partnership Agreement by the parties thereto other than the Partnership, none of the execution, delivery or performance of this Agreement by the Partnership does or will, with or without the giving of notice, lapse of time or both, violate, conflict with or constitute a default under any term or condition of (i) the Limited Partnership Agreement or any agreement to which the Partnership is a party or by which the Partnership is bound whether or not such agreement relates specifically to the Property, or (ii) any terms or provisions of any judgment, decree, order, statute, injunction, rule or regulation of a governmental unit applicable to the Partnership.

          (E) The Partnership has furnished the Transferors  with true,  correct
     and  complete  copies  of  the  Limited  Partnership   Agreement  with  all
     amendments thereto.

          (F) The representations and warranties made with respect to the Partnership in Section 7.3(B), (C) and (D) are true and correct with respect to Partnership Sub, except that for purposes of said Section (B), the term "Partnership", as used in such section, shall be deemed to refer to Partnership Sub, the term "Partnership Closing Documents" as used in such section, shall be deemed to refer to the Partnership Sub Closing Documents and references in such section to the Limited Partnership Agreement shall be deemed references to the organizational documents of the Partnership Sub.

     7.4 LP Transferors' Representations and Warranties. In addition to any other representations and warranties of the LP Transferors herein contained, the LP Transferors represent and warrant to the Partnership as follows:

          (A) None of the LP Transferors is a "foreign person" within the meaning of sections 1445(f) of the Internal Revenue Code.

          (B) Delivery. The LP Transferors have furnished the Partnership with true, correct and complete copies of the McNab Partnership Agreement, which agreement is in full force and effect, and no party to such agreement is in default in any material respect thereunder.

          (C) LP Interests. The LP Transferors each own their LP Interests free and clear of all Liens other than liens securing the Additional Loan. The statements in the first two "WHEREAS" clauses hereof are true and correct as to the LP Transferors and the LP Interests.

          (D) Enforceability. This Agreement and the LP Transferors Closing Documents have been duly and validly executed and delivered by the LP Transferors. This Agreement and the LP Transferors Closing Documents are valid and binding upon, and enforceable against, the LP Transferors in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     7.5 GP Transferor Representations and Warranties. In addition to any other representations and warranties of the GP Transferor herein contained, the GP Transferor represents and warrants to the Partnership Sub as follows:

          (A) Authority. The GP Transferor has been duly organized and is validly existing as a Massachusetts corporation with all requisite power and authority to own the GP Interest and to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement, the GP

          Transferor Closing Documents and any other documents contemplated by this Agreement. The GP Transferor is not a "foreign person" within the meaning of sections 1445(f) of the Internal Revenue Code.

          (B)  Ownership  of the GP  Interest.  The GP  Transferor  owns  the GP
     Interest free and clear of all Liens other than liens securing the Additional Loan. The statements in the first two "WHEREAS" clauses hereof are true and correct.

          (C) Enforceability. The execution, delivery and performance of this Agreement and the GP Transferor Closing Documents by the GP Transferor have been duly and validly authorized by all necessary actions of the GP Transferor. This Agreement and the GP Transferor Closing Documents have been duly and validly executed and delivered by the GP Transferor. This Agreement and the GP Transferor Closing Documents are valid and binding upon, and enforceable against, the GP Transferor in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     7.6 Transferors' Joint Representations and Warranties. In addition to any other representations and warranties of the Transferors herein contained, the Transferors represent and warrant to the Partnership and Partnership Sub as follows:

          (A) Conflicts. The execution and delivery of the Agreement and the consummation of the transactions contemplated hereby by the Transferors does not and will not (i) violate or conflict with the organizational documents of McNab or the GP Transferor, (ii) violate or conflict with any judgment, decree or order of any court applicable to or affecting any of the Transferors or McNab, (iii) assuming all required consents of third parties are obtained, breach the provisions of, or constitute a default under, any contract, mortgage, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement obligation to which any of the Transferors or McNab are a party or by which any of the Transferors or McNab are bound, (iv) violate or conflict with any law or governmental regulation or permit applicable to any Transferor or McNab, or
     (v) require any authorization, approval, consent, license, exemption of or filing or registration (in each case, a "consent") with any court or governmental department, commission, board, bureau, agency or instrumentality, foreign or domestic or any other person or entity, which consents have been obtained and true and correct copies of which consents have been made available to the Partnership.

          (B) Leases. The Schedule of Leases (the "Schedule of Leases") sets forth with respect to each Lease (whether or not the terms of each Lease has commenced as of the date of such Schedule) (i) the name of the Tenant under each Lease, (ii) the commencement date of such Lease, (iii) the term of such Lease and (iv) the annual rent payable by such Tenant. This Schedule of Leases is complete and accurate in all material respects, and originals and/or true and complete copies of each such Lease, each modification, amendment, extension and assignment thereof, have heretofore either been furnished to the Partnership or been made available to the Partnership for inspection. To the Transferors' knowledge, there are no other leases affecting any portion of the Property except as set forth on the Schedule of Leases and except for those, if any, entered into after the date of such
     Schedule in the ordinary course of business consistent with past practices of McNab. No Tenant has paid more than one month's rent or other charges in advance, except for security deposits.

          (C) Modification of Leases. The Leases are unmodified and in full force and effect as of the date of the Schedules of Leases (except for those designated on the Schedule of Leases as "out for signature"), and constitute the sole agreements and understandings (written or oral) between McNab and the parties thereto. There have been no changes in the Leases since the date of such Schedules except for those made in the ordinary course of business.

          (D) Lease Defaults. Except as set forth in the Schedule of Rent Arrearages and the schedule of litigation attached as Exhibit G hereto (the "Schedule of Litigation"), no action, proceeding or arbitration is pending in respect of any Lease, the resolution of which would have a material adverse effect on any of the Property, and except as set forth in the Schedule of Rent Arrearages, (i) the Transferors have no actual knowledge of any breaches of or defaults under any Lease by the Tenant or landlord thereunder which would have a material adverse effect on the Property, and
     (ii) all payments payable by or due to McNab under any Lease to the date of such Schedule have been made and received without any material default thereunder or, to the Transferors' knowledge, without any defenses, counterclaims, offsets, concessions, rebates, credits or allowances having been claimed or given.

          (E) Security Deposits. All security deposits that have been paid to McNab by or on behalf of any of the Tenants are as set forth in Exhibit H.

          (F) Violations. Neither any of the Transferors nor McNab has received written notice from any governmental authority claiming or noting with respect to the Property any violation of any federal or local law, regulation, requirement or ordinance, which violation remains uncured, except as set forth in Exhibit I.

          (G) Liabilities. Except for (i) obligations and liabilities referred to, or contained in or arising under agreements referred to, in this Agreement (including without limitation the Leases, the Mortgage, the Service Contracts, the McNab Partnership Agreement and the other organizational documents of McNab), including obligations and liabilities for which adjustments are being made under Article V, (ii) matters affecting title to the Property and (including real estate taxes and water and sewer rents not yet due and payable), (iii) requirements of law generally applicable to the Property and/or McNab (including laws imposing taxes, assessments or other charges or the submission of reports or returns with respect thereto), (iv) items set forth in the financial statements described in Section 7.6(K) hereof, (v) matters which are the subject of the litigations listed (or not required to be listed) in Exhibit G, (vi) other liabilities and obligations arising in the ordinary course of business and (vii) items set forth on Exhibit J, to the best of the Transferors' knowledge, McNab does not have any liabilities or obligations.

          (H) Business Purpose. McNab has not engaged in any activity or business other than the acquisition, ownership, development, financing, leasing and management of the Property or interests therein and actions incidental thereto.

          (I) Employees. McNab has no employees other than those set forth on Exhibit K, for whom all applicable governmental filings and tax payments have been made. There are no employment, union, collective bargaining, or similar agreements or arrangements between McNab and any employees; and, to the Transferors' knowledge and, except as set forth on Exhibit L, there are no pending claims which have been asserted in writing or any threatened claim against McNab by or on behalf of any employees whose employment relates to the Property.

          (J) Tax Filings. To the best of the Transferors' knowledge, all Federal, state and local tax returns required to be filed by or on behalf of the Transferors, and McNab have been timely, duly and accurately completed and filed, and all Federal, state and local taxes due and payable by any of such entities have been paid in full, except as set forth on Exhibit M. No tax certiorari or audit proceedings are currently pending or in progress with respect to the Property except as set forth on Exhibit N. The Transferors have delivered or made available to the Partnership true, correct and complete copies of each such tax return in Transferors' possession, if any, filed prior to the date hereof.

          (K) Financial Statements. The financial statements of McNab for the most recent fiscal year fairly present, in all material respects, its respective financial positions, its respective operations and its respective cash flows for the periods indicated. Such financial statements have been, in all material respects, accurately derived from the books and records of McNab.

          (L) Insurance. There is in full force and effect with reputable insurance companies casualty and liability insurance with respect to the Property in compliance with the requirements contained in all applicable Leases and the Mortgage. No written notice of cancellation has been received by the Transferors or McNab with respect to any insurance policy maintained by any of such entities and, to the Transferors' knowledge, none is threatened; and the Transferors and McNab have not received any written notice that any act is required to maintain any such insurance policy which has not heretofore been accomplished.

          (M) Service Contracts. The Schedule of Contracts lists all service contracts in effect with respect to the Property (the "Service Contracts"), if any, and except as set forth in the Schedule of Contracts, all such Service Contracts are in full force and effect in accordance with their respective terms as of the date of such Schedule and, together with the Management Agreement, constitute the sole agreements and understandings (written or oral) of the Transferors and McNab with respect to the operation and maintenance of the Property or any part thereof, and to the Transferors' knowledge, such entities have not given and have not received any written notice of default which remains outstanding with respect thereto. The Transferors have no knowledge of any breaches of or defaults under any service contracts by any party thereunder which would have a material adverse effect on the Property.

          (N) Management Agreement. The Transferors have heretofore delivered or made available to the Partnership true, correct and complete copies of the Management Agreement. The Management Agreement has not been further modified and is in full force and effect in accordance with their terms as of the date hereof and constitute the sole agreements and understandings (written or oral) of the Transferors, and McNab with respect to the management of the Property or any part thereof. The Transferors have no knowledge of any material breach of or material default under the Management Agreement.

          (O) Leasing or Brokerage Commissions. There are no leasing or brokerage commissions which will be due after the Cutoff Date in respect of any Leases.

          (P) Licenses and Permits. To the Transferors' knowledge, McNab holds all licenses, permits and authorizations with respect to the use, operation and occupancy of the Property the failure of which to hold would have a materially adverse effect on the current ownership and operation of the Property.

          (Q) Environmental Compliance. The Transferors have heretofore either furnished to the Partnership or made available to the Partnership for inspection complete and accurate copies of all reports, studies, analyses, Phase I reports, notices from any governmental authority, correspondence or agreements with any person or governmental authority and similar documents relating to environmental matters on, in or under the Property (collectively, including the Radon Remediation Proposal, the "Environmental Reports"). Except as disclosed in the Environmental Reports, neither of the Transferors nor McNab has received any written notice from any governmental entity or other person that the Property, or current or former operations on the Property, is not or has not been in compliance with any Environmental Laws or that any such entity has any material liability with respect thereto. To the Transferors' knowledge, except as set forth in the Environmental Reports, there are no underground tanks for Hazardous Materials, active or abandoned, at the Property and no Hazardous Materials have been released in a reportable quantity (where such a quantity has been established by statute, ordinance, rule, regulation or order) at, on or under the Property.

          (R) Condemnation. (i) No condemnation proceeding in which the Transferors or McNab have been served with process is pending with respect to all or any part of the Property, (ii) to the Transferors' knowledge, no condemnation proceeding in which no such process has been served is pending with respect to all or any part of the Property and (iii) to the Transferors' knowledge, no taking in condemnation or by eminent domain is threatened with respect to all or any part of the Property.

          (S) Litigation. Except as set forth on the Schedule of Litigation, there is no litigation, action or suit which is not fully covered by insurance, excluding deductible or retained amounts, and there is no governmental, administrative or arbitration proceeding or investigation before any court or governmental agency or body, domestic or foreign pending or, to the Transferors' knowledge, threatened, before any court or governmental agency or body, domestic or foreign, or any unsatisfied arbitration awards or judicial orders against or affecting the Transferors, McNab or the Property.

          (T) Bankruptcy. No attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other similar proceedings are pending or, to the Transferors' knowledge, threatened against the Transferors or McNab, nor are any of such proceedings anticipated or contemplated by the Transferors or McNab.

          (U) Mortgages. The Schedule of Mortgage sets forth with respect to the Mortgage (i) the name of the holder thereof, (ii) the unpaid principal balances as of the date hereof, (iii) the annual debt service thereunder,
     (iv) the maturity date thereof, (v) the estimated balloon payment due thereunder on maturity and (vi) the earliest date of which all notes secured thereby can be prepaid. The Mortgage is in full force and effect, the Transferors and McNab have not received any written notice of default under the Mortgage, and, to the Transferors' knowledge, no material default on the part of McNab or any other party thereto, exists under the Mortgage and no event has occurred which with the giving of notice or passage of time, or both, would constitute a material default under the Mortgage. Originals and/or true and complete copies of the Mortgage, all loan documents relating thereto, and each modification and amendment thereof have heretofore either been furnished to the Partnership or been made available to the Partnership for inspection. The outstanding principal balance of the Mortgage as of May 27, 2003 will be $13,301,440.64.

          (V) Additional Loan and GIT Mortgage. The documents evidencing or securing the Additional Loan and the GIT Mortgage are in full force and effect, the Transferors have not received any written notice of default with respect to the Additional Loan or the GIT Mortgage, and, to the Transferors' knowledge, no material default exists with respect to the Additional Loan or the GIT Mortgage and no event has occurred which with the giving of notice or passage of time, or both, would constitute a material default with respect to the Additional Loan or the GIT Mortgage. Originals and/or true and complete copies of the documents evidencing or securing the Additional Loan and the GIT Mortgage, and each modification and amendment thereof, have been furnished to the Partnership. The amount necessary to satisfy the Additional Loan and the GIT Mortgage in full as of the Closing Date will be $18,187,836.49.

          (W) Title.

               (a) Exhibit B accurately depicts the ownership interests of the LP Transferors and the GP Transferor in McNab. All of such ownership interests are held free and clear of all Liens except the liens securing the Additional Loan. McNab has been duly formed, validly existing and is in good standing under the laws of its state of formation and is in good standing and duly qualified to conduct business in any state in which such qualification is necessary. McNab has no subsidiaries.

               (b) McNab holds a valid title insurance policy ensuring its fee title to the Property free and clear of all Liens other than Permitted Exceptions, and Liens which have been discharged or otherwise terminated (a true and correct copy of which title insurance policy has been delivered to the Transferees), and McNab has not, since its acquisition of the Property, done anything (other than the creation of Permitted Exceptions and Liens which have been discharged or terminated in full) to encumber its title to the Property.

          (X) Employee Benefit Plans. McNab does not maintain or have any liability under any employee benefit plan.

          (Y) Development Fee. $912,381 is the entire amount necessary to pay the Development Fee in full and no obligation other than such payment exist in respect of the services for which the Development Fee is payable.

          (Z) Affiliate Fee. $353,864 is the entire amount necessary to pay the Affiliate Fee in full and no obligations other than such payment exist in respect of the work and/or services for which the Affiliate Fee is payable.

          (AA) GP Shareholders. The LP Transferors are the sole shareholders of the GP Transferor.

     7.7 Regarding Representations and Warranties. At the Closing, the acknowledgments, representations and warranties in Sections 7.1, 7.2, 7.3, 7.4,
7.5 and 7.6 shall be deemed to have been remade on and as of the Closing Date, provided that each party hereto shall, in the case of the representations and warranties set forth in Sections 7.3, 7.4, 7.5 and 7.6, have the option to update the same so that they reflect facts and circumstances on a current basis.

     7.8  Conditions  to  Transferors'   Obligations.   The  obligation  of  the
Transferors to effect the Closing is conditioned on the following, except to the extent waived by the Transferors:

          (a) All representations and warranties of Transferees set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date; and

          (b) The Transferees shall have paid to Transferors the consideration hereinabove provided for and fulfilled all of their other obligations under this Agreement.

     7.9  Conditions  to  Transferees'   Obligations.   The  obligation  of  the
Transferees to effect the Closing is conditioned on the following, except to the extent waived by the Transferees:

          (a) The representations and warranties of the Transferors set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date; subject, however to changes resulting from the operation of the Property between the date hereof and the Closing Date in accordance with Section 10.13.

          (b) The Transferors shall have made the Closing deliveries required under the Agreement and shall have fulfilled in all material respects their other obligations under this Agreement; and

          (c) Title to the Property shall be subject to no liens or encumbrances other than Permitted Exceptions.

     7.10 Transferors Default. If at the Closing Date the conditions to the obligations of Transferees to close as set forth in Section 7.9 hereof have not been fulfilled on account of the default of the Transferors hereunder, and the Closing shall not occur as a result thereof, then the Transferees shall be entitled to pursue, at their election, either of the following as their sole and exclusive remedy: (i) terminate this Agreement or (ii) seek specific performance of the Transferors' obligations under this Agreement to consummate the Closing; and, in each case, the Transferees shall be entitled to recover their reasonable out-of-pocket costs (including without limitation reasonable attorneys' fees and expenses) in exercising such remedy. The Transferees hereby waive any right to sue the Transferors for damages (including consequential and punitive damages) for any default hereunder, but if the Closing occurs, such waiver shall not apply to damages to which the Transferees may be entitled hereunder (other than consequential punitive damages) by reason of any breach by the Transferors of any of their representations or warranties hereunder which survive the Closing. The provisions of this Section 7.10 shall survive the termination of this Agreement.

     7.11 Survival of Representations and Warranties. The representations and warranties made by the Partnership and Partnership Sub in Section 7.3 and by the Transferors in Sections 7.4. 7.5 and 7.6, as updated as of the Closing Date, shall survive for one year after the Closing Date; provided, however that no claim for breach of any representation or warranty in Sections 7.3, 7.4, 7.5 or
7.6 or for indemnification under Section 7.10 may be maintained by the Partnership, Partnership Sub, or the Transferors unless the Partnership, Partnership Sub, or the Transferors, as the case may be, shall have delivered a written Notice specifying in reasonable detail such claim to the Partnership, Partnership Sub, or the Transferors, as applicable, which Notice shall be delivered for any representation or warranty in Sections 7.3, 7.4, 7.5 or 7.6 on or before the first anniversary of the Closing Date (and, if such Notice is so delivered, such claim shall survive until the expiration of the statute of limitations applicable thereto). Notwithstanding anything contained in this section 7.11, the representations and warranties contained in Sections 7.6(Y) and 7.6(Z) shall survive forever.

     7.12 Indemnification.

          (A) Subject to the limitations set forth in Section 7.13 and the provisions of Section 7.11, the Partnership shall indemnify and hold the Transferors and each member or shareholder thereof (and their respective officers, directors and employees) harmless from and against any claim, loss, damage, expense, cost (including reasonable attorney's fees and disbursements) or liability (including liabilities arising by reason of damages incurred by a Party or other person) (collectively, "Losses") resulting from a breach by the Partnership of any representation, warranty or covenant contained in this Agreement.

          (B) Subject to the limitations set forth in Section 7.13 and the provisions of Sections 7.10 and 7.11, the Transferors shall indemnify and hold the Partnership and Partnership Sub, and their respective members, officers, partners, directors and employees, harmless from and against any Losses resulting from a breach by the Transferors, or either of them, of any representation, warranty or covenant contained in this Agreement.

     7.13 Limitations on Indemnification.  The  indemnification  provided for in
Section 7.10 shall be subject to the following limitations:

          (A) In no event shall the aggregate liability of the Transferors under
     Section 7.12(B) with respect to their representations and warranties under this Agreement (other than the representations and warranties set forth in Section 7.6(G), the last sentence of Section 7.6(U), the last sentence of
     Section 7.6(V), Section 7.6(Y) and Section 7.6(Z)) exceed $800,000.

          (B) Notwithstanding anything to the contrary in this Agreement, the Transferors shall not be liable for any Losses based on a breach or alleged breach of the representations and warranties contained in Sections 7.4, 7.5 and 7.6 unless all Losses arising out of such breaches or alleged breaches shall exceed $100,000 in the aggregate, and then only to the extent of such excess.

                                  ARTICLE VIII

                            Casualty and Condemnation

     8.1 Casualty. If, prior to the Closing Date, the Property shall be damaged by fire or any other casualty with an estimated repair or restoration costs in excess of $500,000, the Partnership may by written Notice delivered to the Transferors on or before the Closing Date, elect either (i) to continue this Agreement in effect without abatement of the Consideration on account thereof or
(ii) to terminate this Agreement (in which event the Partnership shall have no further rights and obligations under this Agreement except for those which expressly survive such termination).

     8.2 Condemnation.

          (A) If, prior to the Closing, condemnation proceedings are threatened in writing by an authorized governmental agency or commenced with respect to (i) five percent (5%) or more of the rentable area of the Property, (ii) so much of the parking facilities included in the Property that the remaining parking facilities are legally inadequate to serve the Property or (iii) so much of the Property that access to the remaining portion of the Property is materially adversely affected, the Partnership may by written Notice delivered to the Transferors on or before the Closing Date, elect either (i) to continue this Agreement in effect without abatement of the Consideration on account thereof or (ii) to terminate this Agreement (in which event the Partnership shall have no further rights and obligations under this Agreement except for those which expressly survive such termination).

          (B) If a condemnation proceeding regarding any portion of the Property is threatened or commenced prior to the Closing Date, the Transferors shall promptly advise the Partnership of such event and shall keep the Partnership reasonably informed as to any such proceeding. Between the date hereof and the Closing Date, the Transferors shall not (i) agree to make any conveyance in lieu of any such condemnation or (ii) make any conveyance in lieu of any such condemnation without the Partnership's prior written consent.

                                   ARTICLE IX

                                     Broker

     9.1 Brokerage Indemnity. The Transferors represent and warrant to the Partnership that the Transferors have not dealt, and the Partnership represents and warrants to the Transferors that neither it nor the Partnership Sub has dealt, with any real estate broker, firm, salesperson or other similar person or entity in connection with the transactions contemplated by this Agreement. The Partnership shall indemnify and hold the Transferors harmless from and against any and all claims, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred in connection with any claims made against the Transferors for brokerage commissions, and other fees or compensation made by any broker, firm, salesperson or other entity with whom the Partnership may have dealt in connection with this transaction. The Transferors shall indemnify and hold the Partnership harmless from and against any and all claims, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred in connection with any claims made against the Partnership for brokerage commissions, and other fees or compensation, made by any consultant, broker, firm, salesperson or other person or entity with whom the Transferors may have dealt in connection with this transaction. The provisions of this Article IX shall survive the Closing or the termination of this Agreement.

                                   ARTICLE X

                                  Miscellaneous

     10.1 Notices. Notices must be in writing and sent to the party to whom or to which such Notice is being sent, by certified or registered mail, return receipt requested with postage prepaid, or commercial overnight delivery service or delivered by hand with receipt acknowledged in writing, as follows:

          (A) To the Partnership:

              Berkshire Income Realty-OP, L.P.
              c/o The Berkshire Group
              One Beacon Street
              Boston, Massachusetts 02108
              Attention:  President

          (B) To Partnership Sub:

              BIR-OP McNab SUB, L.L.C.
              c/o The Berkshire Group
              One Beacon Street
              Boston, Massachusetts 02108
              Attention:  President

          (C) To Transferors:

              George Krupp
              c/o The Berkshire Group
              One Beacon Street
              Boston, Massachusetts 02108

              Douglas Krupp
              c/o The Berkshire Group
              One Beacon Street
              Boston, Massachusetts 02108

              Krupp GP, Inc.
              c/o The Berkshire Group
              One Beacon Street
              Boston, Massachusetts 02108
              Attention:  President

     All Notices (i) shall be deemed given when received, and (ii) may be given either by a party or by such party's attorneys. The cost of delivery shall be borne by the party delivering the Notice.

          10.2 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall constitute a single instrument.

          10.3 Amendments. Except as otherwise provided herein, this Agreement may not be changed, modified, supplemented or terminated, except by an instrument executed by the party hereto which is or will be affected by the terms of such change, modification, supplement or termination.

          10.4 Waiver. No waiver by any party hereto of any failure or refusal by any other party hereto to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply. Any party hereto may waive compliance by any other party with respect to any of the other's agreements or obligations set forth herein.

          10.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. No party may assign its interest under this Agreement without the prior written consent of all the other parties, and any purported assignment in violation hereof shall be null and void. Notwithstanding the foregoing, the parties hereto recognize that the GP Transferor may liquidate and that such liquidation shall be permitted. Upon such liquidation, the shareholders of the GP Transferor will automatically succeed and be deemed to have assumed all the obligations and benefits of the GP Transferor under this Agreement.

          10.6 Third-Party Beneficiaries. The provisions of this Agreement are made for the benefit of the parties hereto, and their respective successors in interest and permitted assigns, and are not intended for, and may not be enforced by, any other person or entity.

          10.7 Partial Invalidity. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

          10.8 Governing Law. This Agreement has been made pursuant to and shall be governed by the laws of the State of New York.

          10.9 Headings; Exhibits. The headings of the various Articles and Sections of this Agreement have been inserted solely for purposes of convenience, are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement. All references to Articles, Sections or paragraphs herein shall be to the specified Article, Section or paragraph of this Agreement, unless stated to the contrary, and all references to Exhibits shall be to the specified Exhibit annexed hereto. All Exhibits annexed hereto are made a part hereof. All terms defined herein shall have the same meanings in the Exhibits, except as otherwise provided therein. All references in this Agreement shall be deemed to include the Exhibits.

          10.10 Binding Effect. This document does not constitute an offer to sell and shall not bind the Transferors unless and until the Transferors, in the Transferors' sole discretion, elects to be bound hereby by executing and unconditionally delivering to the Partnership and Partnership Sub an executed original counterpart hereof.

          10.11 Casualty Insurance Coverage. The Transferors shall cause to be kept in full force and effect all casualty insurance coverage currently in effect with respect to the Property until the Closing.

          10.12 Other Agreements. The Transferors shall not, without the Partnership's prior written consent, which consent shall not be unreasonably withheld, alter or amend the McNab Partnership Agreement. The Transferors shall not, without the Partnership's prior written consent, alter or amend the Mortgage, the GIT Mortgage, the note evidencing the Additional Loan or any document relating to any of the foregoing.

          10.13 Conduct of Business. From the date hereof through the Closing Date, the Transferors (i) shall cause the Property to be maintained in the ordinary course of business consistent with past practices;( provided, however, that nothing contained in this Section shall be construed as requiring the Transferors to undertake or cause to be undertaken major repair or improvement in respect of the Property) and (ii) shall not permit McNab to incur any contractual obligations or liabilities other than in the ordinary course of McNab's business.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.




                                         TRANSFERORS:




                                          /s/ Douglas Krupp
                                         ---------------------------------------
                                         Name: Douglas Krupp


                                          /s/ George D. Krupp
                                         ---------------------------------------
                                         Name: George D. Krupp



                                         KRUPP GP, INC.


                                         By:    /s/ David C. Quade
                                                --------------------------------
                                         Name:  David C. Quade
                                         Title: Executive Vice President

                                         PARTNERSHIP:


                                         BERKSHIRE INCOME REALTY-OP, L.P.


                                         By: BIR GP, L.L.C., its general partner

                                         By: Berkshire Income Realty, Inc.,
                                             its sole member


                                         By:    /s/ David C. Quade
                                                --------------------------------
                                         Name:  David C. Quade
                                         Title: President


                                         PARTNERSHIP SUB


                                         BIR-OP MCNAB SUB, L.L.C.


                                         By: Berkshire Income Realty-OP, L.P.,
                                             its sole member

                                         By: BIR GP, L.L.C., its general partner

                                         By: Berkshire Income Realty, Inc.,
                                             its sole member


                                         By:    /s/ David C. Quade
                                                --------------------------------
                                         Name:  David C. Quade
                                         Title: President

                         CONTRIBUTION AND SALE AGREEMENT

                                      AMONG



                                  GEORGE KRUPP;

                                 DOUGLAS KRUPP;

                                 KRUPP GP, INC.,

                          a Massachusetts corporation;



                        BERKSHIRE INCOME REALTY-OP, L.P.,

                         a Delaware limited partnership;

                                       and



                            BIR-OP MCNAB SUB, L.L.C.

                      a Delaware limited liability company




       For Transfer of the general and limited partnership interests in:

                  McNab - K C 3 Limited Partnership



                               As of May 29, 2003

                                TABLE OF CONTENTS

                                                                            Page


  ARTICLE I           Definitions..............................................2
         1.1          Definitions..............................................2
         1.2          References...............................................6
         1.3          Gender and Number........................................6

  ARTICLE II          Contribution and Purchase and Sale.......................6
         2.1          Covenant.................................................6
         2.2          "As Is"..................................................7

  ARTICLE III         Consideration............................................7
         3.1          Consideration............................................7
         3.2          Assumption of Obligations................................7

  ARTICLE IV          Closing Date.............................................8

  ARTICLE V           Apportionments and Payments..............................8
         5.1          Items to Be Apportioned..................................8
         5.2          Credits..................................................9
         5.3          Re-Proration of Impositions..............................9
         5.4          Utilities................................................9
         5.5          Rent Arrearages.........................................10
         5.6          Security Deposits.......................................10
         5.7          Reserves and Deposits...................................10
         5.8          Settlement of Adjustments...............................10
         5.9          Inspection of Books and Records.........................11
         5.10         Schedule of Rent Arrearages.............................11
         5.11         Survival................................................11

  ARTICLE VI          Closing Documents.......................................11
         6.1          LP Transferors Closing Documents........................11
         6.2          GP Transferor Closing Documents.........................12
         6.3          Partnership Closing Documents...........................13
         6.4          Partnership Sub Closing Documents.......................14
         6.5          Further Assurances......................................14

  ARTICLE VII         Representations and Warranties; Conditions to Closing...14
         7.1          Investment Representations..............................14
         7.2          Partnership and Partnership Sub Acknowledgments.........15
         7.3          Partnership and Partnership Sub Representations and
                      Warranties..............................................16
         7.4          LP Transferors' Representations and Warranties..........17
         7.5          GP Transferor Representations and Warranties............17
         7.6          Transferors' Joint Representations and Warranties.......18

         7.7          Regarding Representations and Warranties................23
         7.8          Conditions to Transferors' Obligations..................23
         7.9          Conditions to Transferees' Obligations..................23
         7.10         Transferors Default.....................................24
         7.11         Survival of Representations and Warranties..............24
         7.12         Indemnification.........................................24
         7.13         Limitations on Indemnification..........................25

  ARTICLE VIII        Casualty and Condemnation...............................25
         8.1          Casualty................................................25
         8.2          Condemnation............................................25

  ARTICLE IX          Broker..................................................26
         9.1          Brokerage Indemnity.....................................26

  ARTICLE X           Miscellaneous...........................................26
         10.1         Notices.................................................26
         10.2         Counterparts............................................27
         10.3         Amendments..............................................27
         10.4         Waiver..................................................28
         10.5         Successors and Assigns..................................28
         10.6         Third-Party Beneficiaries...............................28
         10.7         Partial Invalidity......................................28
         10.8         Governing Law...........................................28
         10.9         Headings; Exhibits......................................28
         10.10        Binding Effect..........................................28
         10.11        Casualty Insurance Coverage.............................29
         10.12        Other Agreements........................................29
         10.13        Conduct of Business.....................................29

EXHIBITS

A - Description of Property
B - Description of the Ownership Structure of the Property
C - Schedule of Contracts
D - Schedule of Leases
E - Schedule of Mortgage
F - Schedule of Rent Arrearages
G - Schedule of Litigation
H - Security Deposits
I - Violations
J - Liabilities and Obligations
K - Employees
L - Claims by Employees (threatened or asserted in writing)
M - Federal, State and Local Taxes Due
N - Tax Certiorari or Audit Proceedings